Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The components of income (loss) before provision for (benefit from) income taxes, determined by tax jurisdiction, are as follows:

	For the year ended December 31,
($ thousands)	2018	2017	2016
United Kingdom	195,629	(408,595)	87,269
United States	(363,507)	(1,173,601)	(355,451)
Italy	535,643	479,851	578,221
All other	(63,717)	125,420	13,374
	304,048	(976,925)	323,413

The provision for (benefit from) income taxes consists of:

	For the year ended December 31,
($ thousands)	2018	2017	2016
Current:
United Kingdom	3,579	733	711
United States	(12,028)	80,140	(16,982)
Italy	186,402	131,155	192,712
All other	45,942	54,823	36,414
	223,895	266,851	212,855
Deferred:
United Kingdom	(282)	4,366	19,232
United States	(20,900)	(175,539)	(109,139)
Italy	(3,186)	865	(5,837)
All other	(10,126)	(125,957)	(57,905)
	(34,494)	(296,265)	(153,649)
	189,401	(29,414)	59,206

Income taxes paid, net of refunds, were $239.8 million, $296.4 million and $183.3 million in 2018, 2017 and 2016, respectively.

On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act of 2017 (the "Tax Act") which has resulted in significant changes to the U.S. corporate income tax system. Changes include, but are not limited to: a corporate tax rate decrease from 35% to 21% effective for tax years beginning after December 31, 2017; the transition of U.S. international taxation from a worldwide tax system to a modified territorial tax system; and a one-time transition tax on the mandatory deemed repatriation of cumulative foreign earnings (the "transition tax") as of December 31, 2017. In accordance with the Tax Act, we recorded a $114.2 million income tax benefit in the fourth quarter of 2017, the period in which the legislation was enacted. The total tax benefit included a $60.5 million tax expense related to the transition tax and a $174.7 million tax benefit related to the remeasurement of deferred tax assets and liabilities.

Additionally, Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act ("SAB 118") was issued to address the application of GAAP in situations when a Company does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act. December 22, 2018 marked the end of the measurement period for purposes of SAB 118. In the fourth quarter of 2018, we completed our analysis to determine the effect of the Tax Act and recorded no significant adjustments as of December 31, 2018.

The Parent is a tax resident in the United Kingdom (the "U.K."). A reconciliation of the provision for (benefit from) income taxes, with the amount computed by applying the weighted average rate of the U.K. statutory main corporation tax rates enacted in each of the Parent’s calendar year reporting periods to income (loss) before provision for (benefit from) income taxes is as follows:

	For the year ended December 31,
($ thousands)	2018	2017	2016
Income (loss) before provision for (benefit from) income taxes	304,048	(976,925)	323,413
United Kingdom statutory tax rate	19.00%	19.25%	20.00%
Statutory tax expense (benefit)	57,769	(188,058)	64,682

Foreign tax and statutory rate differential (1)	48,040	(71,050)	(17,013)
IRAP and state taxes	38,820	33,484	36,754
Nondeductible goodwill impairment	22,420	137,445	—
Italian tax settlement	16,664	—	15,256
Foreign tax expense, net of U.S. federal benefit	14,930	14,500	3,457
BEAT tax	13,769	—	—
GILTI tax	11,079	—	—
Change in unrecognized tax benefits	9,166	20,624	(10,914)
Tax cost of tax dividends	6,613	3,041	4,619
Tax impact of tax law and rate changes excluding the Tax Act	4,337	(2,463)	(8,422)
Nondeductible expenses	1,251	1,204	2,659
Foreign withholding and state taxes on unremitted earnings	(880)	9,290	—
Non-controlling interest	(1,132)	(2,205)	(3,605)
U.S. research and development tax credit	(2,823)	(5,052)	(4,980)
Provision to return adjustments	(2,909)	(1,334)	(6,705)
Italian allowance for corporate equity	(4,515)	(11,761)	(9,243)
Tax impact of Tax Act	(10,852)	(114,219)	—
Nontaxable foreign exchange gain	(12,384)	—	—
Change in valuation allowances	(13,723)	58,672	3,610
Capital gain taxes on sale of DoubleDown	—	94,303	—
Non-taxable gains on investments	—	—	(5,880)
Other	(6,239)	(5,835)	(5,069)
	189,401	(29,414)	59,206

Effective tax rate	62.3%	3.0%	18.3%

 (1) Includes the effects of foreign subsidiaries' earnings taxed at rates other than the U.K. statutory rate

In 2018, our effective tax rate was higher than the U.K. statutory rate of 19.00% primarily due to the impact of the international provisions of the Tax Act (the base-erosion and anti-abuse tax or "BEAT" and GILTI), a goodwill impairment with no associated tax benefit, increases in uncertain tax positions and the settlement of an Italian tax audit.

In 2017, our effective tax rate was higher than the U.K. statutory rate of 19.25% primarily due to a goodwill impairment with no associated tax benefit, capital gain taxes incurred on the sale of DoubleDown, a net increase in valuation allowances in the U.K. and other foreign jurisdictions offset by a favorable net tax benefit recorded related to the impact of the Tax Act.

In 2016, our effective tax rate was lower than the U.K. statutory rate of 20.00% primarily due to a reduction in operating losses without tax benefits in certain foreign jurisdictions, decrease in uncertain tax positions as a result of a favorable settlement with the Internal Revenue Service (the "IRS"), tax benefits associated with tax law and tax rate changes during the year, offset by an Italian audit settlement.

The components of deferred tax assets and liabilities are as follows:

	December 31,
($ thousands)	2018	2017
Deferred tax assets:
Net operating losses	226,249	241,702
Provisions not currently deductible for tax purposes	112,768	132,365
Section 163(j) interest limitation	75,778	—
Depreciation and amortization	49,548	72,101
Jackpot timing differences	42,651	51,438
Inventory reserves	10,497	9,913
Stock-based compensation	4,077	2,402
Deferred revenue	3,946	5,317
Other	9,480	4,155
Gross deferred tax assets	534,994	519,393
Valuation allowance	(170,831)	(184,554)
Deferred tax assets, net of valuation allowance	364,163	334,839

Deferred tax liabilities:
Acquired intangible assets	589,993	635,471
Depreciation and amortization	157,260	138,764
Other	24,876	10,518
Total deferred tax liabilities	772,129	784,753
Net deferred income tax liability	(407,966)	(449,914)

Our net deferred income taxes are recorded in the consolidated balance sheets as follows:

	December 31,
($ thousands)	2018	2017
Deferred income taxes - non-current asset	38,117	41,546
Deferred income taxes - non-current liability	(446,083)	(491,460)
	(407,966)	(449,914)

Net Operating Loss Carryforwards

We have a $1.021 billion gross tax loss carryforward, of which $401.6 million relates to the U.K., $220.3 million relates to U.S. Federal, and $398.8 million relates to other foreign tax jurisdictions. Carryforwards in certain tax jurisdictions begin to expire in 2030, while others have an unlimited carryforward period. A valuation allowance has been provided on $755.1 million of the gross net operating loss carryfowards. Portions of the tax loss carryforwards are subject to annual limitations, including Section 382 of the U.S. Internal Revenue Code of 1986, as amended, for U.S. tax purposes, and similar provisions under other countries' laws. In addition, as of December 31, 2018, we had U.S. state tax net operating loss carryforwards, resulting in a deferred tax asset (net of U.S. federal tax benefit) of approximately $13.9 million. U.S. state tax net operating loss carryfowards generally expire in the years 2019 through 2038.

Valuation Allowance

A reconciliation of the valuation allowance is as follows:

	December 31,
($ thousands)	2018	2017	2016
Balance at beginning of year	184,554	151,653	139,663
Expiration of tax attributes	—	(25,771)	—
Net charges to (income) expense	(13,723)	58,672	11,990
Balance at end of year	170,831	184,554	151,653

The valuation allowance primarily relates to U.K. and foreign net operating losses that are not more likely than not expected to be realized. In assessing the need for a valuation allowance, we considered both positive and negative evidence for each jurisdiction including past operating results, estimates of future taxable income and the feasibility of tax planning strategies. When we change our determination as to the amount of deferred tax assets that can be realized, the valuation allowance is adjusted with a corresponding impact to the provision for (benefit from) income taxes in the period in which such determination is made.

In December 2017, we recorded a valuation allowance on the U.K. net operating losses. The net operating losses were primarily due to significant foreign exchange losses relating to euro denominated debt that is recorded on a U.S. dollar functional currency U.K. company.

For the years ended December 31, 2018 and December 31, 2017, we recorded a net valuation (decrease) increase of $(13.7) million and $32.9 million, respectively.

Unremitted Earnings

Prior to the Tax Act, we considered the earnings in our foreign subsidiaries to be indefinitely reinvested and, accordingly, recorded no deferred income taxes. The Tax Act eliminated the deferral of U.S. income tax on these foreign earnings by imposing the transition tax. As a result, we now intend to repatriate substantially all of our accumulated foreign earnings (not including the earnings of our Italian sub-group of entities). We continue to have significant cash needs outside the United States and, accordingly, the extent and timing of repatriation of these earnings continues to be monitored. The Tax Act, however, has given us more flexibility to manage and deploy cash globally. As of December 31, 2018, we have recorded an $8.4 million deferred tax liability associated with foreign withholding and other taxes resulting from our intention to repatriate foreign earnings.

We continue to indefinitely reinvest the earnings of our subsidiary investments held by our Italian parent sub-holding company and, therefore, no deferred income taxes have been provided on these earnings. If we were to change our position with respect to the indefinite reinvestment of earnings on our Italian parent sub-holding company, the estimated deferred tax effects would be $10.5 million as of December 31, 2018.

Accounting for Uncertainty in Income Taxes

A reconciliation of the unrecognized tax benefits is as follows:

	December 31,
($ thousands)	2018	2017	2016
Balance at beginning of year	20,975	14,340	37,370
Additions to tax positions - current year	11,947	479	423
Additions to tax positions - prior years	16,973	7,503	1,718
Reductions to tax positions - current year	—	(893)	(652)
Reductions to tax positions - prior years	(4,610)	(41)	(12,755)
Settlements	(17,238)	—	(8,750)
Lapses in statutes of limitations	(1,412)	(413)	(3,014)
Balance at end of year	26,635	20,975	14,340

At December 31, 2018, 2017 and 2016, $26.6 million, $16.6 million and $10.8 million, respectively, of the unrecognized tax benefits, if recognized, would affect our effective tax rates.

We recognize interest expense and penalties related to income tax matters in the provision for income taxes. For 2018, 2017 and 2016, we recognized $0.7 million, $12.1 million and $(0.1) million, respectively, in interest expense, penalties, and inflationary adjustments. At December 31, 2018, 2017 and 2016, the gross balance of accrued interest and penalties was $16.4 million, $15.7 million and $3.6 million, respectively.

Unrecognized tax benefits increased during 2018 and 2017 as a result of various international tax audits. Unrecognized tax benefits decreased during 2016 as a result of the settlement with the IRS. For 2016, the additions to unrecognized tax benefits related to the current year are primarily attributable to U.S. tax issues.

We file income tax returns in various jurisdictions of which the United Kingdom, United States and Italy represent the major tax jurisdictions. All years prior to calendar year 2015 are closed with the IRS. As of December 31, 2018, we are subject to income tax audits in various tax jurisdictions globally, most significantly in Mexico and Italy.

Mexico Tax Audit

In November 2012, GTECH Mexico, S.A. de C.V. ("GTECH Mexico") concluded a tax audit related to tax year 2006. This conclusion resulted in a tax assessment of approximately 424 million Mexican Pesos, including interest, inflationary adjustments and penalties. As of December 31, 2018, this assessment has increased as a result of additional inflationary adjustments to 539 million Mexican Pesos. The Mexico assessment primarily relates to the deductibility of cost of goods sold (approximately 65% of the updated total assessment) and to intercompany loan proceeds being treated as taxable income. GTECH Mexico filed appeals of the different components of the assessment and on the issue of the deductibility of cost of goods sold. The Supreme Court ruled against us in 2017. As a result of this loss, an accrual in the amount of 354.8 million Mexican Pesos ($18.1 million at the December 31, 2018 exchange rate) was recorded to income taxes payable in the consolidated balance sheet at December 31, 2018. The other tax issues are still being addressed in the courts in Mexico.

Italy Tax Audits

On December 21, 2017 and on March 29, 2018, the Italian Tax Authority issued a preliminary tax audit report for the 2014 and 2015 fiscal years, respectively. Both audit reports related to the reorganization of the Italian business and the merger of GTECH S.p.A. with and into the Parent effective from April 7, 2015, addressing (i) the non-deductibility of certain transaction costs, (ii) withholding taxes on bridge facility fees, and (iii) the redetermination of the taxable gains associated with the reorganization of the Italian business. The total income tax assessment for fiscal 2014 and fiscal 2015 was €13.2 million ($16.7 million), which has been settled and fully paid with the Italian Tax Authority as of December 31, 2018.